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                                                                    Exhibit 10.8

                                    AGREEMENT
                                    TO AMEND
              NONCOMPETITION AND PROPRIETARY INFORMATION AGREEMENT

         AGREEMENT TO AMEND NONCOMPETITION AND PROPRIETARY INFORMATION AGREEMENT ("Agreement") entered into as of this ___ day of April 2002, by and among Brooks Automation, Inc., a Delaware corporation ("BAI"), Daifuku Co., Ltd., a Japanese company ("Daifuku Japan"), and Daifuku America Corporation, an Illinois corporation and wholly-owned subsidiary of Daifuku Japan ("DAC").

                                   WITNESSETH:

         WHEREAS, BAI acquired Auto-Soft Corporation and AutoSimulations, Inc., two Utah corporations, from DAC pursuant to a certain Agreement and Plan of Merger dated as of January 6, 2000 ("Merger Agreement") among BAI, DAC and Daifuku Japan.

         WHEREAS, in connection with the Merger Agreement, BAI, Daifuku Japan and DAC entered into a Noncompetition and Proprietary Information Agreement as of January 6, 2000 ("Noncompetition Agreement") to set forth certain noncompetition and proprietary arrangements effective after the closing of the Merger Agreement;

         WHEREAS, contemporaneously with this Agreement, BAI and Daifuku Japan will enter into a certain License Agreement, dated as of the date hereof, which grants certain licenses from BAI to Daifuku Japan ("License Agreement") with respect to a certain material control system software product, including for use in semiconductor wafer fabrication facilities, known as CLASS MCS ("CLASS MCS").

         WHEREAS, in order to enhance competition in the MCS and related markets after the proposed merger of BAI and PRI Automation, Inc., BAI, Daifuku Japan and DAC desire to modify the Noncompetition Agreement to delete all noncompetition and non-solicitation arrangements;

         NOW THEREFORE, in consideration of the agreements, terms and conditions herein and referenced above, and the consideration received under the License Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, it is hereby agreed by and among the parties as follows:

1. CONTRACTUAL TERMINATION AND RELEASE. In accordance with Section 12 (Modifications) of the Noncompetition Agreement, as of the date of this Agreement, Section 2 (Covenant Not To Compete) and Section 3 (Non-Solicitation/Interference) of the Noncompetition Agreement are hereby deleted and rendered null and void. The remainder of the Noncompetition Agreement shall remain in full force, except that any references to the deleted Sections shall be ignored.
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2.       CLAIM RELEASE. Brooks, on behalf of its parents, Affiliates, stockholders, directors, officers, employees and agents, hereby releases, waives, and covenants not to sue with respect to, any and all claims, liabilities and obligations arising prior to the date of this Agreement it has, had or may have against Daifuku Japan and DAC, and their parents, Affiliates, stockholders, directors, officers, employees and agents, to the extent arising pursuant to Section 2 and/or Section 3 of the Noncompetition Agreement.

3. DEFINITIONS. Capitalized terms not defined herein shall have the meanings set forth in the Noncompetition Agreement.

4. SUCCESSORS. This Agreement shall inure to the benefit of and be enforceable by successors or assigns.

5. MODIFICATIONS. No modifications of any provisions of this Agreement shall be made unless made in writing and signed by the parties hereto.

6. GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

7. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8. HEADINGS. The headings of sections and paragraphs herein are included solely for convenience of reference and shall not affect the meaning or construction of any of the provisions hereof.


                            [signature page follows]



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         IN WITNESS WHEREOF, the parties hereto, or their duly authorized representatives, have signed and delivered this Agreement effective as of the day and year first above written.


                                BROOKS AUTOMATION, INC.


                                By: /s/ Ellen B. Richstone
                                    -----------------------------------------
                                    Name:  Ellen B. Richstone
                                    Title: Senior Vice President, Finance &
                                           Administration Chief Financial
                                           Officer


                                DAIFUKU CO., LTD.


                                By: /s/ Masaki Shimono
                                    -----------------------------------------
                                    Name:  Masaki Shimono
                                    Title: Managing Director


                                DAIFUKU AMERICA CORPORATION


                                By: /s/ Natsuo Makino
                                    ----------------------------------------
                                    Name:  Natsuo Makino
                                    Title: Senior Vice President







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